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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                              ------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) July 14, 1994

                                SUPERVALU INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                       1-5418                 41-0617000
- - ----------------------------             ------             ------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

             11840 Valley View Road
            Eden Prairie, Minnesota                          55344
    ----------------------------------------               ----------
    (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (612) 828-4000
                                                          --------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.    Other Events.
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          On July 14, 1994, the Registrant agreed to sell $150,000,000 principal amount of its 7.25% Notes due July 15, 1999 (the "Notes"), pursuant to the Underwriting Agreement dated October 30, 1992 executed by the Registrant, as modified and incorporated by reference into the Pricing Agreement dated July 14, 1994 among the Registrant and Goldman, Sachs & Co., CS First Boston Corporation and Piper Jaffray Inc.

          The Notes are the subject of a Registration Statement on Form S-3 (File No. 33-52422) filed by the Registrant with the Securities and Exchange Commission (the "Registration Statement").



Item 7.    Financial Statements and Exhibits.
- - ------     ---------------------------------

          (c)  Exhibits.

          The following exhibits to the Registration Statement are filed herewith:

     1.1 Pricing Agreement dated July 14, 1994 among the Registrant and Goldman, Sachs & Co., CS First Boston Corporation and Piper Jaffray Inc.

     4.1 Officers' Certificate and Authentication Order (including the form of Notes) dated July 21, 1994, relating to the Notes issued pursuant to the Indenture dated as of July 1, 1987, as supplemented by the First Supplemental Indenture dated as of August 1, 1990 and the Second Supplemental Indenture dated as of October 1, 1992, between the Registrant and Bankers Trust Company, as Trustee.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 20, 1994

                                    SUPERVALU INC.


                                    By:  /s/ DAVID A. CAIRNS
                                        ---------------------------------
                                         David A. Cairns
                                         Vice President and Treasurer

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                                 EXHIBIT INDEX



1.1 Pricing Agreement dated July 14, 1994 among the Registrant and Goldman, Sachs & Co., CS First Boston Corporation and Piper Jaffray Inc.

4.1 Officers' Certificate and Authentication Order (including the form of Notes) dated July 21, 1994, relating to the Notes issued pursuant to the Indenture dated as of July 1, 1987, as supplemented by the First Supplemental Indenture dated as of August 1, 1990 and the Second Supplemental Indenture dated as of October 1, 1992, between the Registrant and Bankers Trust Company, as Trustee.

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